Exhibit 99.1

Important Legal Information Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, CNOinc.com. CNO Financial Group | Investor Day | February 26, 2020 2

Agenda Presentation Speaker Welcome Jennifer Childe Business & Strategy Gary C. Bhojwani Marketing Rocco Tarasi Consumer Division Scott Goldberg Worksite Division Mike Heard Q&A Break Product Overview Karen DeToro Investments Eric Johnson Finance Paul McDonough Q&A Closing Remarks Gary C. Bhojwani CNO Financial Group | Investor Day | February 26, 2020 3

Welcome & Opening Comments

Goals for the Day Gain deeper appreciation Understand our roadmap Recognize us for our businesses for growing both as an attractive and what differentiates them the topline and EPS investment opportunity CNO Financial Group | Investor Day | February 26, 2020 5

Six Key Messages Highly valuable distribution assets Top 5 national captive agency force | Top 5 D2C insurance platform | Fast-growing Worksite business Changing consumer behaviors and expectations support our business model and value proposition Manufactured products (LTC, Annuities) simple, safe and profitable Investment portfolio positioned for low-for-long environment & potential macro headwinds Striking a balance between sales growth, expense cuts and interest rate headwinds Committed to good capital stewardship CNO Financial Group | Investor Day | February 26, 2020 6

Committed to Corporate Social Responsibility CNO Financial Group | Investor Day | February 26, 2020 7

Marketing

Key Takeaways .Our market continues to grow; we’re uniquely positioned to meet our customers’ needs .We successfully access the market now, but each of our brands and channels has been isolated .We’re removing barriers between our brands and channels that will unlock significant growth opportunities CNO Financial Group | Investor Day | February 26, 2020 9

As Individuals Move Through Life, Their Needs Increase

Main Concern	Covering healthcare expenses while working	Sandwiched between paying for parents' care, kid's college and personal retirement savings	Making retirement decisions concerning healthcare and finances	Covering unplanned health expenses and leaving a legacy
Age	**45** 	**55** 	**65** 	**70+** 
Needs Hierarchy				
Legacy				▪ Cover unplanned health expenses ▪ Pay for funeral ▪ Leave money for family
Financial Independence			▪ Secure money in growth products ▪ Consider retirement and Medicare options ▪ Overcome potential losses from investments/outliving finances	
Enhance Life		▪ Support parents' care needs ▪ Support children in college		
Accumulate Assets	▪ Catch-up savings for retirement			
Security & Safety	▪ Save money for the distant future ▪ Cover expenses for unplanned death			
Basic Necessities	▪ Pay bills			

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Covering Healthcare Expenses While Working Tightrope Walker customer, 45 years old, income <$75K Voluntary Worksite Sales ($B)* $11.5 $10.6 $9.9 $9.2 “A family of four with a $50,000 income and employer coverage spends $7,450 per year (15% of their income) on health.” 2019 2020 2021 2022 -Kaiser Family Foundation *Forecasting Voluntary Sales Spotlight Report, Eastbridge, August 2018 CNO Financial Group | Investor Day | February 26, 2020 11

Sandwiched Between Paying for Parents’ Care, Kid’s College and Saving Setting the Stage customer, 55 years old, income >$100K How Would You Describe Your Household’s Share of US Households Age 55+ Financial Situation? (%)1 With $0 Retirement Savings2 “47% of pre-retirees anticipate 28 Live comfortably that savings in 401(k), IRA, 41 and other investments Meet basic expenses with 30 including annuities will become a little left over 31 their primary source of income 48% in retirement – nearly 2 times 30 Just meet basic needs higher than what retirees 17 experience today. “ Don't have enough to 11 meet basic expenses 10 -The Facts of Life and Annuities 2019 Update, LIMRA Those supporting a Those not supporting a 1Pew Research Center, The Sandwich Generation, January 2013. parent 65+ parent 65+ 2Retirement Security Update, Government Accountability Office, March 2019. CNO Financial Group | Investor Day | February 26, 2020 12

Making Retirement Decisions Concerning Healthcare and Finances Comfortable in Retirement customer, 65 years old, net worth ≥ $100K Projected Medicare Beneficiaries1 Med Supp Lives Covered (M)3 87M 15 16 17 18 63M 2020 2040 2020 2021 2022 2023 Annuity Sales (B)4 $273 By 2040 nearly a quarter of Americans will be $251 over age 65 with a life expectancy into their 80’s. Current U.S. mode age at death is 86 for a man and 89 for a woman.2 2020 2021 2022 2023 12019 Medicare Trustees Report, Centers for Medicare and Medicaid Services, 2019. 2SSA Actuarial Study No. 120. 3The Future of Medicare Supplement, 8th Annual Market Projection, CSG Actuarial, 2018. 4A Future View of Annuity Sales, U.S. Individual Annuity Market Forecast 2019–2023, LIMRA, 2019. CNO Financial Group | Investor Day | February 26, 2020 13

Covering Unplanned Health Expenses and Leaving a Legacy Anxious in Retirement customer, 70+ years old, net worth < $100K 4 70% of people age 65 will need 79% of middle-income boomers Long Term Care Market Size (B) LTC during their lifetime1 have no long-term care savings2 $555.6 $466.5 70% 79% 2020 2021 2022 2023 Life Insurance Sales (B)3 Considering Life Insurance, 40% of Americans say they “do 70% of Americans are 3 $15.2 not have enough Life Insurance” $14.8 uninsured or underinsured3 30% Underinsured 40% 41% Uninsured 20202021 2022 2023 1https://longtermcare.acl.gov/the-basics/how-much-care-will-you-need.html, Updated 2017. 2A Growing Urgency: Retirement Care Realities for Middle-Income Boomers, Bankers Life Center for a Secure Retirement, March 2019. 3The Facts of Life and Annuities, 2019 Update, LIMRA 2019. 4U.S. Long Term Care Market Size, Share & Trends Analysis Report By Service (Hospice, Home Healthcare, Nursing Care, Assisted Living Facilities), Competitive Landscape, And Segment Forecasts, 2019 – 2026, Grandview Research, May 2019. CNO Financial Group | Investor Day | February 26, 2020 14

Colonial Penn Ran Over 200,000 TV Commercials for Life Insurance (in 2019) CNO Financial Group | Investor Day | February 26, 2020 15

Bankers Life Contacts Those Turning 65 With Direct Mail and Other Advertising CNO Financial Group | Investor Day | February 26, 2020 16

PMA Knocked On More Than 1 Million Farm and Rural Doors in 2019 CNO Financial Group | Investor Day | February 26, 2020 17

Washington National Added a Digital Worksite Enrollment Platform CNO Financial Group | Investor Day | February 26, 2020 18

Digital Engagement Has Been Brand-Specific to Promote Our Offerings CNO Financial Group | Investor Day | February 26, 2020 19

Siloed Marketing Activities Have Still Generated Strong Sales Volume 10+ Million Contacts Mail Digital Television 2.5+ Million Opportunities In Person Phone Online 400,000+ Sales Paper App / eApp Digital Signature Voice Authorization CNO Financial Group | Investor Day | February 26, 2020 20

Digital, Analytics and Other Advertising Opportunities Will Increase Our Contacts Optimized marketing spend with consolidated marketing budgets 10+ Million Thought-leadership content marketing across Contacts brands Currently Expand digital presence and engagement with learnings from our individual brands CNO Financial Group | Investor Day | February 26, 2020 21

Cross-Channel Collaboration and Intelligent Lead Management Will Increase Our Opportunities Intelligent lead routing to next best channel 2.5+ Million Cooperation between telesales and field Opportunities agents to book appointments and follow-up Currently Broaden advertising messages with multiple products (i.e. Colonial Penn TV advertising) CNO Financial Group | Investor Day | February 26, 2020 22

Additional Products and Improved Customer Experience to Drive Sales Continued new product development without brand-specific sales goals 400,000+ More products available through more Sales channels Currently Integrated application process to support omnichannel buying behavior CNO Financial Group | Investor Day | February 26, 2020 23

Looking Ahead Past Present and Future Product selection limited within brands Market products across channels Route leads after a two-month lag Intelligently route opportunities New products prioritized between New product decisions to support three brand owners total top-line goals Customers have to purchase Provide customers their channel of choice via the channel they enter Telesales agents only support one brand Leverage telesales for cross-brand support CNO Financial Group | Investor Day | February 26, 2020 24

Consumer Division

Key Takeaways . Top distributor of health/wealth protection products to middle market . Demonstrated growth in agents, premium, assets, and fees . Multi-channel distribution transitioning to integrated delivery model CNO Financial Group | Investor Day | February 26, 2020 26

Full Suite of Health / Wealth Products Manufactured Third-Party Fees . Medicare Supplement . Medicare Advantage . Supplemental Health . Prescription Drug Plans . Life Insurance . Securities . Fixed/Indexed Annuities . Managed Accounts CNO Financial Group | Investor Day | February 26, 2020 27

Consumer Channels Direct-to- Independent Exclusive Agents Consumer Agents Top 5 insurance Provider of niche, Wholly-owned field Top 5 career direct-to-consumer supplemental marketing agency2 sales1 health products organization Nationally-recognized brand 1 Based on company research of carrier-owned direct-to-consumer programs. 2 Based on company research of carrier-owned captive agencies. CNO Financial Group | Investor Day | February 26, 2020 28

Direct-to-Consumer Go-to-Market Value Proposition Market Segment Scale . TV (~50%) Simple, low face Lower middle market; $80M NAP in 2019 . Direct Mail guaranteed-issue life generally age 55+ insurance for final . Web expenses . Telesales OPPORTUNITY Expand offerings to Expand up market to include simplified capture higher issue health products premium sales CNO Financial Group | Investor Day | February 26, 2020 29

Independent Agents Go-to-Market Value Proposition Market Segment Scale . Field marketing Lump-sum payments to Middle market, ACA $20M NAP in 2019 organizations cover expenses related to buyers; ages 40-70 . Telesales centers accidents, cancer, critical illnesses, and/or hospitalization OPPORTUNITY Expand partners, Develop custom especially in fast- products for distribution growing telesales CNO Financial Group | Investor Day | February 26, 2020 30

Exclusive Agents Go-to-Market Value Proposition Market Segment Scale Face-to-face sales Expert advice and one- Middle/upper middle $190M NAP in 2019 across thousands of stop shopping for easy-to- market; ages 50-80 $1.3B annuity sales in urban, suburban, and understand health and 2019 rural counties wealth solutions OPPORTUNITY Grow ranks of Sharpen focus on upper advisors and assets end of middle market under advisement CNO Financial Group | Investor Day | February 26, 2020 31

Exclusive Distribution (as of 12/31/2019) Average 3 2 1 1 Approx. Years of 1 1 1 1 1 Number Service 2 1 2 1 3 3 2 1 2 Field 1 1 1 1 3 475 11.5 4 7 2 2 5 Managers 1 2 2 10 3 3 1 1 6 1 5 2 14 2 3 1 1 1 6 Traveling 3 3 5 9 7 3 5 2 425 4.5 3 Agents 6 1 2 3 1 1 2 2 1 1 1 1 2 4 1 3 4 4 3 Local Agents 4,700 3.5 1 3 9 4 5 1 4 1 4 1 2 3 1 Telesales 1 2 250 3.5 4 5 6 Agents 1 1 3 9 6 TOTAL 5,850 Number of Sales Offices Concentration of traveling agents Least Greatest L CNO Financial Group | Investor Day | February 26, 2020 32

U.S. Qualified Retirement Assets (dollars in trillions) Assets Within IRAs +500% $16.3 +675% $8.8 0.4 0.6 IRAs Fixed/Indexed Annuities Defined 8.8 Banks and Thrift Deposits 3.8 Contribution plans Listed Securities Mutual Funds $7.1 $3.4 0.3 0.3 3.4 1.1 4.0 7.5 $3.0 $1.3 0.1 3.7 0.3 1.8 1.3 0.5 1.7 0.5 2005 2018 1995 2005 2018 1995 Source: ICI 2019 Investment Company Fact Book CNO Financial Group | Investor Day | February 26, 2020 33

Solutions Scale as Trust and Assets Increase How do I ensure predictable Universal Life Annuities income for me and my family? Income, Concerns Securities Solutions Investments & Legacy How do I protect against the costs of aging and death? Assisted Care Short-Term Care & Final Expenses Whole Life Medicare Supplement How do I protect against Medicare Advantage healthcare costs? Medical Expenses Hospital Indemnity Critical Illness CNO Financial Group | Investor Day | February 26, 2020 34

Financial Solutions Driving Agent Success Agent Commissions Average Income1 by Product Type 2016 (as of 12/31/2019) Launched broker-dealer (as of 12/31/2019) and registered investment 250% advisor Life and Health Annuities 2019 Securities 30% of veteran agents are 50% Insurance registered; 100% 13% of all producing agents (one advisor for every six insurance agents) First Yr Second Yr Veteran Insurance Advisor Only 1 Average income for agents with three years and greater tenure CNO Financial Group | Investor Day | February 26, 2020 35

Successful Agents Are Our Best Recruiters New Contracted Agents 12-Month Retention Producing Agents 1 (as of 12/31/2019) and Premium per Producer 7,300 4,709 30% 4,508 4,385 $330k Internet PRPs $315k $298k 2,000 10% 2016 2017 2018 2019 Internet PRPs 2017 2018 2019 1 Q4 Average CNO Financial Group | Investor Day | February 26, 2020 36

Growing Assets and Fees (dollars in millions) Total Consumer Division New New Annuity Third-Party Annuity Client Assets Annualized Collections Fees Account Value in Brokerage Premium $9,100 $293 $292 $73 $1,515 $8,600 $283 $1,306 $8,200 $1,165 $1,105 $1,031 $50 $1,003 $42 2017 2018 2019 2017 2018 2019 2017 2018 2019 2017 2018 2019 2017 2018 2019 Well-managed; Top 20 Indexed Top Medicare Growing investment Advisor of record strong margins Annuity writer Advantage seller portfolio CNO Financial Group | Investor Day | February 26, 2020 37

Multi-Channel to OmniChannel Traditional Consumer Modern Consumer Product Product Product Digital / Self-Serve Marketing Marketing Marketing Channel Channel Channel Consumer Consumer Consumer Consumer Live Support Local Agent CNO Financial Group | Investor Day | February 26, 2020 38

An Integrated Experience Consumers . 2 million leads per year . 500,000 new applications per year Digital Telesales . 2.5 million policyholders (as of 12/31/2019) Local Agents CNO Financial Group | Investor Day | February 26, 2020 39

Solutions and Model Provide Differentiated Advantage

	CNO	AMP	GL	LNC	PRI	EHTH
Med Supp	**x**		x			x
Med Adv	**x**		x			x
Prescription Drug Plans	**x**					x
Supp Health	**x**		x	x		x
Assisted Care	**x**					
Life	**x**	x	x	x	x	x
Annuities	**x**	x		x	x	
BD/RIA	**x**	x			x	
Direct-to-Consumer Channel	**x**		x			x
Captive Agency	**x**	x	x		x	

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Consumer Division of the Future . Colonial Penn . Washington National . Bankers Life . Online . Tele-support . Local Agent Trusted Brands . Digital . Direct Mail . Outbound Tele Service Lead Generation . Field Agents . Digital . Voice Auth Consumer . E-Apps . Telesales . Local Agents Distribution Analytics . Advisors . Data Mining . Scoring Solutions . CRM & Workflow . Health . Annuities . Life . Securities CNO Financial Group | Investor Day | February 26, 2020 41

Looking Ahead . Leverage products, brands and fulfillment capabilities across channels . Capture consumers through direct engagement that leads to an integrated experience . Drive relationship toward holistic, retirement planning; grow premium, assets and fees CNO Financial Group | Investor Day | February 26, 2020 42

Worksite Division

Key Takeaways .Macro drivers providing tailwind .Strong value proposition .Proven formula with large runway for growth CNO Financial Group | Investor Day | February 26, 2020 44

Employers & Employees Have Growing Need for Supplemental Products CNO Financial Group | Investor Day | February 26, 2020 45

Small Case Market Is Large and Continues To Offer Huge Potential Small Groups Creating Jobs Good Potential in Underpenetrated States CNO Geographic Penetration Source: ADP National Employment Report, July 2019 . Small businesses accounted for… • 74% of job creation in the last decade • 77% of employment in 2019 . Expanded into 16 underpenetrated states . Voluntary worksite market up 4% in 2018, with ~50% of . Generated 45% of new group sales in 2019 that growth in groups <500 . Expansion states sales increased by 40% since 2017 CNO Financial Group | Investor Day | February 26, 2020 46

Additional Market Opportunity in Larger Small Businesses Worksite Addressable Market Current CNO Group Size Mix Voluntary Market $0.9B $3.1B $2.2B WBD acquisition provides both tech capability and broker access Previous Market Move to Upsize Future Opportunity <20 20-50 50-100 100-250 250-500 500-1,000 1,000+ . Acquisition and product enable 50% increase in . Room to move into larger small-employer markets addressable market . CNO penetration still <3% overall CNO Financial Group | Investor Day | February 26, 2020 47

Small Business Focus With a Unique Mix of Assets Product Diverse Portfolio Distribution Enrollment Differentiating Solutions Technology CNO Financial Group | Investor Day | February 26, 2020 48

Broad Voluntary Product Portfolio for Small Business (as of 12/31/2019) Life 2019 Sales 23% Accident/ Disability 32% . Strong voluntary product portfolio . Broad national coverage . Service over 25,000 groups Heart 4% . Value-added service offerings . Favorable economics Hospital Indemnity 9% Critical Cancer Illness 20% 12% CNO Financial Group | Investor Day | February 26, 2020 49

Good Balance of Owned and Independent Distribution

(as of 12/31/2019)

	OWNED	INDEPENDENT	SERVICES
	PMA USA	Washington National Independent Partners	Web Benefits Design Corporation
Type	Exclusive agency	Small independent IMOs	Owned benefit admin platform
Size	**453 agents**	**111 agents**	**~250 brokers**
Insurance NAP (%)	86	14	
Sales growth	+14% 2019 NAP		+31% 2019 Fees

- Two sales distribution channels with strong geographic footprint
- Wholly owned national agency
- Independent partner network (IMOs)
- Embedded enrollment firm (Washington National Enrollment Solutions)
- Expertise in small groups, public sector and unions

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Use of Diverse Distribution Allows for Integrated Growth Opportunity and solution . PMA Worksite Marketing Division has large . Design program to use PMA reach to agent force with growing geographic reach supplement independent producers . Independent producers/marketing organizations . Integrate two distribution models lack scale to accomplish enrollments . Create brand and offering Results Typical Enrollment Firm WN2 Enrollment Solutions • Salaried enrollers • Full-time captive agents • Counselling • Selling • Tech driven • Face-to-face, personal • Requires optimal conditions • Adept at difficult conditions • Mandatory meetings • True voluntary environment • Fixed costs • Variable costs • Larger groups • No minimum group size CNO Financial Group | Investor Day | February 26, 2020 51

Differentiating Technology That’s Easily Integrated Web Benefits Design (WBD) . Best-in-class benefits software and services 250 Brokers 93% Client retention . Allows corporate clients to manage their employee- benefits programs and insurance 500 Clients 31% Revenue growth . Simple, straightforward experience for employees 300k Client employees 55% EBITDA growth As of 12/31/2019 2019 Results What this means to CNO . Door-opening solution for agents . Strong persistency of tech-tied customers Access to Wider . Compelling offering for new benefits brokers Cross-sales Competitive Benefits and WN products distribution of of WN advantage on technology for existing technology . Existing client partnerships products new sales expertise groups platform . Uncommon mix of in-person, telephonic, and online enrollment CNO Financial Group | Investor Day | February 26, 2020 52

Strong Track Record of Execution Has Driven Double-Digit Growth Key Initiatives Producing Agent Growth 1 Agent growth 500 400 300 Geographic expansion 200 100 0 2017 2018 2019 New product launches Strong Sales Results $60 Enrollment solutions introduction $50 $40 Millions Web Benefits Design acquisition $30 $20 1 Represents PMA producing agent count 2017 2018 2019 CNO Financial Group | Investor Day | February 26, 2020 53

Looking Ahead . Continue smaller group momentum through agent growth and geographic expansion . Expand into larger small businesses with more sophisticated approach . Support growth with additional product development and technology CNO Financial Group | Investor Day | February 26, 2020 54

Q&A

BREAK

Product Highlights

Key Takeaways .Broad and balanced product portfolio .Targeted product designs that meet middle-income consumers’ needs and generate attractive returns .Disciplined and prudent product management CNO Financial Group | Investor Day | February 26, 2020 58

Diversified Sources of Premium and Margins Annuities Life Supp Health Med Supp LTC 2019 Collected Premium 2019 Insurance Margin LTC LTC Annuity Annuity 7% 7% 34% 28% Life Life 21% 25% Supp Health Med Supp Supp Health Med Supp 17% 21% 24% 16% CNO Financial Group | Investor Day | February 26, 2020 59

Risk Management Via Diversification and Natural Hedges Relative degree of risk present (before mitigation) within each product Fixed Fixed Interest Trad Med Supp Indexed Interest Sensitive LTC Life Supp Health Annuity Annuity Life Mortality Morbidity Persistency Interest rate Equity Low High CNO Financial Group | Investor Day | February 26, 2020 60

Life and Other Health Business Standard protection-oriented life and health products1 with stable returns Life Life Insurance $1,000 $800 . Traditional Life: simple products with fixed Collected $600 $795 $811 contract provisions Prem ($M) $400 Insurance . Interest Sensitive Life: industry-standard $200 Margin ($M) products with pass-through of equity and interest $0 2018 2019 . No Variable Life or Variable UL Health Other Health Insurance $1,500 . Med Supp: wide appeal to seniors $1,425 $1,439 $1,000 Collected . Supp Health: covers a range of specified Prem ($M) conditions $500 Insurance Margin ($M) $0 1 Reflects only manufactured products; excludes products we distribute but do not manufacture 2018 2019 CNO Financial Group | Investor Day | February 26, 2020 61

Our Annuities Are Simple by Design Fixed Indexed 96% Fixed Interest 4% . Participation in S&P 500 Index . Backed by general account assets . Participation rate declared each year . Credited rate declared each year . Greater potential for growth than fixed . Less volatility than indexed . Return for year not known in advance but . Return for year known in advance and floored at 0% floored at 0% CNO does not offer Variable Annuities. Note: % above represents percentage of CNO 2019 annuity sales CNO Financial Group | Investor Day | February 26, 2020 62

Indexed Annuities Offer a “Middle Way” for Consumers Offers partial exposure to equities without the direct volatility of the S&P 500 10-Year Crediting Example -- Illustrative -- $210,000 $190,000 $170,000 $150,000 $130,000 $110,000 $90,000 $70,000 $50,000 7/1/08 7/1/09 7/1/10 7/1/11 7/1/12 7/1/13 7/1/14 7/1/15 7/1/16 7/1/17 7/1/18 S&P 500 Indexed Option Fixed Option CNO Financial Group | Investor Day | February 26, 2020 63

Simple but Competitive Products . Simple, clear products . One simple indexing option on most contracts . No fees – this means policyholder account value cannot decrease Feature Bankers Life GLIA Representative Product from Top Competitor 1 indexed option 9 indexed options Accumulation options 1 fixed option 1 fixed option Benefit base bonus of 10%1 and guarantee of 5% annual Benefit base bonus No bonus increase in years 11-20 until GLWB exercised Participation rates 30% uncapped 100%; 3.25% Cap2 GLWB Charge No charge 1% of benefit base Minimum GLWB Waiting Period 1 year 7 years 1 Requires product to be held in deferral for 20 years and GLWB to be exercised 2 Rates for annual point to point. Competitor information as of July 2019 CNO Financial Group | Investor Day | February 26, 2020 64

How We Make Money on Annuities . Premium invested in fixed asset portfolio . Earned interest – earned spread = credited interest – For fixed interest annuities, credited interest passed directly to customer – For fixed indexed annuities, credit used to purchase an option that mirrors the annuity indexing option . Primary source of earnings is the spread – covers profits, benefits and expenses Fixed Indexed Annuities Fixed Interest Annuities $8,000 4% $3,000 4% $2,500 $6,000 3% 3% $2,000 $1,500 2% $4,000 2% $M $M $1,000 $2,000 1% 1% $500 $0 0% $0 0% 2018 2019 2018 2019 Account Value as of 12/31 Spread as of 12/31 Account Value as of 12/31 Spread as of 12/31 CNO Financial Group | Investor Day | February 26, 2020 65

We Have Significantly De-risked Our LTC Product Offerings We eliminated or reduced product features that created higher risk Inforce Policies Max1 Benefit Period . Benefit period – 92% of 2019 sales have a benefit period of > 4 Years Lifetime 1 year or less 4% 2% . Reimbursement benefit – We only pay for costs actually incurred 1 - 4 . Daily limit – Almost all policies sold in 2019 have a daily Years <=1 Year limit of $250 37% 57% . Inflation benefits – 91% of 2019 sales have no inflation benefit 2019 Sales Max1 Benefit Period 1 - 3 Years . Reinstatement provision – Current products offer only one- 8% time reinstatement <=1 Year . Reinsurance – 25% of sales reinsured by RGA since 2010 – 92% provides independent confirmation of our underwriting discipline 1 Maximum benefit period excluding reinstatement CNO Financial Group | Investor Day | February 26, 2020 66

Our LTC Offerings Align With Consumers’ Top Concerns Top LTC Concerns1 CNO’s LTC Solutions . LTC is a top retirement concern2 . Address the most critical care needs for seniors . Avg length of stay for those . At a lower price point that is more affordable for discharged is 9 months; 50% of seniors’ budgets claims last less than 1 year . Delivered with personalized advice from an Agent . Top criteria for product is affordability . Provides an option for a market that is . 75% of future retirees don’t have LTC underserved by other carriers 1Bankers Life Center for Secure Retirement 2ThinkAdvisor.com – “Most Lifetime Income Product Owners Like the Products: Cannex,” 6/13/2019 CNO Financial Group | Investor Day | February 26, 2020 67

We Can Meet Consumer Needs and Generate Profit LTC Collected Premium and Insurance Margin1 $300  Deep-rooted need among target market $250 $270 $269  Limited peer offerings in this space $200  Lower-risk LTC products with short- $150 duration benefit periods $100 $50  Ability to file for rate increases to respond to emerging experience $0 2018 2019  25% reinsured Collected Prem ($M) Insurance Margin ($M) 1All amounts are for LTC excluding block transferred to Wilton Re. CNO Financial Group | Investor Day | February 26, 2020 68

Annuities: We Actively Manage Credited Rates . We solve for our credited rates monthly – applies to the next year for contracts renewing in that month . Credited rate = earned rate – target spread . While some credited rates are at guarantees, particularly on the Fixed Interest block, we have room to maneuver on credited rates on roughly 76% of our total annuity account value Credited Rates versus Guarantees 51-100 bps At Guarantee >100 bps 1-25bps 26-50 bps 5% 6% <1% 7% 8% Fixed Indexed >100 bps Fixed Interest 50% Annuities 26-50 bps Annuities 1-25bps $7.1B Account 9% $2.3B Account 6% Value as of Value as of 12/31/19 12/31/19 51-100 bps At Guarantee 28% 81% CNO Financial Group | Investor Day | February 26, 2020 69

Liabilities Fully Hedged with Minimal Hedge Variance Purchased options cover 100% of the crediting strategy promised to policyholders Hedge Effectiveness Results $200,000 Data as of 12/31/19 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 Market ValueMarketofas Month-End $40,000 $20,000 $0 JAN 19FEB 19 MAR 19 APR 19 MAY 19 JUN 19 JUL 19 AUG 19 SEP 19 OCT 19 NOV 19 DEC 19 Asset Value (in 000’s) Liability Value (in 000’s) CNO Financial Group | Investor Day | February 26, 2020 70

Managing LTC: We Significantly De-risked Our Portfolio . We ceded our oldest and riskiest business to Wilton Re in 2018 . The reserve margin on the retained block (including closed block) has grown as a percentage of NGL since the transaction Net GAAP Liability (NGL) Reserve Margin $6,000 $400 $5,000 $300 3% of $4,000 $102 $2,979 NGL $3,000 $M $200 $M 6% of NGL $2,000 11% of $234 10% of $255 $100 NGL NGL $1,000 $2,228 $2,407 $0 $0 2017 2019 2017 2019 LTC Block excl. Wilton Wilton Block LTC Block excl. Wilton Wilton Block CNO Financial Group | Investor Day | February 26, 2020 71

Managing LTC: Prudent Reserves and Active Management . We use prudent reserve assumptions informed by historical experience ‒ No morbidity improvement ‒ Minimal future rate increases; limited to follow through rate actions with greatest likelihood ‒ Ultimate new money rate lowered to target 4.00% 10-year Treasury rate . Economics of the block are strong ‒ 2019 Loss Recognition Testing margin increased to $255 million or ~11% of Net GAAP Liabilities ‒ We have never taken charges on the open block . We have actively managed the experience on these blocks ‒ Disciplined rate increases over 20+ years including 2 rounds in last 10 years (2010 and 2015) . We actively monitor operational processes ‒ Reinsurance with RGA ensures underwriting discipline ‒ Outside key experts like LTCG help us manage claims ‒ We actively monitor our processes related to claims, fraud and terminations CNO Financial Group | Investor Day | February 26, 2020 72

Looking Ahead .Continue to maintain balanced product portfolios in the Consumer and Worksite Divisions .Develop and launch additional targeted product designs .Continue to maintain our disciplined and prudent management CNO Financial Group | Investor Day | February 26, 2020 73 73

Investments

Key Takeaways .Disciplined process with steady and predictable results .Solid portfolio quality, diversification and liquidity .Managing through “low for longer” without stretching on risk – well-positioned for credit cycle CNO Financial Group | Investor Day | February 26, 2020 75

Disciplined Investment Process Tenured team covering full spectrum of insurance investing functions Capital Portfolio Management Asset-Liability Management Top down Management Duration Product Capital Liquidity Macro Step 3 Step 2 Step 1 Intersection of market Manage Risk Controls to ensure portfolio Strategic Implement key ideas Risk conditions with Control and results are consistent with Portfolio Asset from diverse sources Budget product needs Monitor objectives Allocation Portfolio Bottom up Investment MBS/ Money Emerging Grade Govt ABS/ High Yield Alts Markets Markets Credit CMBS Investment Analysts Staff: 4 Staff: 33 Staff: 3 Tenure: 61 years Tenure: 293 years Tenure: 50 years CNO Financial Group | Investor Day | February 26, 2020 76

Stable New Money Rates and Portfolio Yields (dollars in millions) Low interest rate environment slowly rolls book yield 24,971 24,642 24,823 21,832 22,588 22,058 22,201 22,382 Invested Assets Book Yield¹ Book Yield 6 bps average c quarterly decline New Money Rate² US 10 Yr. UST Average NMR 18 bps average quarterly decline 10 Yr. UST 14 bps average quarterly decline 1 Book yield on fixed maturity investments, excluding assets held in the FHLB matchbook program. 2 New money rate is the book yield on fixed maturity investments acquired in the period, excluding assets purchased for FHLB matchbook program. CNO Financial Group | Investor Day | February 26, 2020 77

Core Income Is Driven by AUM and Book Yield (dollars in millions) Slope of Book Yield is Moderate Core Income Trends Predictable Book Yield¹ New Money Rate² 10 Yr. UST Average 266 267 264 263 263 5.39% 5.44% 5.39% 5.24% 5.15% 5.08% 5.03% 4.97% 255 254 5.36% 4.80% 4.77% 4.73% 4.58% 4.66% 4.38% 4.08% 2.92% 2.92% 3.04% 2.75% 2.65% 2.34% 1.80% 1.79% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 QoQ QoQ -0.05% 0.05% -0.05% -0.15% -0.09% -0.07% -0.05% -0.06% 3.0% -0.5% 0.8% -1.5% 0.1% -3.0% -0.3% Book Yield∆ %Change 1 Book yield on fixed maturity investments, excluding assets held in the FHLB matchbook program. 2 New money rate is the book yield on fixed maturity investments acquired in the period, excluding assets purchased for FHLB matchbook program. CNO Financial Group | Investor Day | February 26, 2020 78

Variable Income Can Be Volatile QoQ; Stable Income Over Time (dollars in millions) Alternatives Prepayments and Calls 10.9 Calls/Prepay Income Average ($5.2) 6.6 5.4 4.4 4.6 3.8 3.0 2.5 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Annualized Invested 17.4% 10.0% 14.0% 9.6% 5.6% 12.4% 12.8% 8.8% 2bps 2bps 2bps 5bps 1bps 3bps 1bps 2bps Total Return Assets 4 Quarter avg. 11.3 12.8 14.8 15.5 11.9 13.1 13.3 13.3 4 Quarter avg. 10.7 9.2 6.3 6.1 5.7 6.4 5.8 4.2 Alternatives target average return of 8% Prepays and Calls average 2 to 3 bps of invested assets CNO Financial Group | Investor Day | February 26, 2020 79

Net Investment Income Is Durable, Including Variable Components (dollars in millions) Actual Actual Actual Actual 270.6 286.7 275.9 272.0 6.6 3.0 2.5 4.6 17.1 5.5 17.7 12.9 Call/Prepay Income Alternative Income Core Income 262.6 263.0 255.2 254.5 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Total Variable Income 8.0 23.7 20.7 17.5%∆ QoQ Variable Income (67%) 296% (13%) (15%) %∆ QoQ NII (7%) 6% (4%) (1%) Variable Income/ 0.05 0.15 0.13 0.12 Shares Outstanding CNO Financial Group | Investor Day | February 26, 2020 80

Portfolio Composition Conservative up-in-quality allocation $25 Billion of Invested Assets Fixed Maturity Securities by Ratings (As of 12/31/2019)HY Corporates, Emerging Markets, (As of 12/31/2019) 2.4% 2.1% RMBS, 8.7% ABS, 5.9% CMBS, 8.0% NAIC 1 57.7% Mortgage Loans, 6.6% NAIC 2 IG Corporates, 47.3% 38.6% Municipals, 8.9% Govts/Agency, 0.8% CLOs, 1.6% Equities, 0.2% Other, 2.6% NAIC 3 NAIC 6 Cash, NAIC 5 NAIC 4 2.9% 0.04% 2.6% Alternatives, 2.3% 0.01% 0.8% . Stable performance across credit cycles . Carefully calibrated allocation to higher risk categories CNO Financial Group | Investor Day | February 26, 2020 81

Well-Balanced, High Quality Structured Products Allocation 12/31/2019 Strong analytic platform for structured assets Structured Products Credit Quality $5.9 billion (24% of Invested Assets) (97% Investment Grade) 87% ABS ABS CLOs 23% CMBS RMBS CMBS 34% CLOs 7% RMBS 10% 36% 3% NAIC 1 NAIC 2 NAIC 3-6 CNO Financial Group | Investor Day | February 26, 2020 82

Strong Commercial Mortgage Loan Portfolio 12/31/2019 Breakdown by Geography Conservative and consistent underwriting standards Pacific 16.3% . Key Credit Metrics South Mountain 32.0% – Total CRE Loan allocation - $1.5 billion 9.4% – Total Number of Loans – 180 Central 12.5% – Average loan size - $8.1 million East – Weighted LTV of 51.34 26.3% – Weighted DSCR of 1.96 Breakdown by Property – No delinquencies Retail . Key Portfolio Practices 17.4% Office – Diversified by geography and property type 16.9% – New origination LTV below 75%, DSCR above 1.50x Mulitfamily 33.4% Other – No construction lending 11.2% – Deal with experienced borrowers Industrial – Proactive in-house loan servicing and surveillance 21.1% CNO Financial Group | Investor Day | February 26, 2020 83

CLO Investments (dollars in millions) Allocated and sized to generate income without high volatility . Highly diversified collateral comprised of broadly syndicated Rating AAA AA A Equity leverage loans Exposure $53 $207 $142 $113 . In self-managed CLO’s, higher quality collateral relative to # Investments 15 43 40 4 peers Portfolio % 49% 1% 28% 22% Subordination 36.6% 25.0% 17.7% N/A . Significant credit support for debt investments Reinvestment Period (yrs) 1.8 2.7 2.5 2.5 Collateral WARF 2,855 2,868 2,769 2,829 . Self-managed CLO’s (4) structured and underwritten using major investment banks to distribute liabilities Collateral Diversity Score 72 79 78 97 Average Collateral Price 96.4 95.0 97.0 98.1 . CLO equity allocation reduced by 42% over last 3 years, Collateral CCC% 7.3% 5.8% 6.3% - reflective of tighter arbitrage – move “up in quality” Distribution Rate - - 11.9% CNO Financial Group | Investor Day | February 26, 2020 84

Alternatives (dollars in millions) Lower volatility strategies that “pay rent” Total Annual Returns 12/31/2019 Allocation 2017 2018 2019 Private Equity Private Credit 18.2% Total Return 9.6% 13.3% 10.2% 39.5% Net Investment Income 32 61 53 Total Alternatives 450 507 578 % of Invested Assets 1.9% 2.1% 2.3% Corresponding Market Returns 2017 2018 2019 S&P 500 21.8% -4.4% 31.5% Real Asset 30.9% Barclays Credit 6.2% -2.1% 13.8% Hedge Funds 11.4% CNO Financial Group | Investor Day | February 26, 2020 85

Stable Key Portfolio Risk Metrics Actively managing quality Rating 2012 2013 2014 2015 2016 2017 2018 2019 NAIC 1 47.07% 47.14% 49.23% 51.50% 49.60% 48.14% 50.48% 57.71% NAIC 2 47.86% 46.82% 45.12% 44.64% 45.16% 47.60% 44.83% 38.57% NAIC 3 3.67% 4.60% 3.88% 2.75% 3.34% 3.03% 3.48% 2.91% NAIC 4 1.28% 1.31% 1.62% 0.80% 1.09% 0.99% 1.09% 0.76% NAIC 5 0.12% 0.13% 0.15% 0.26% 0.66% 0.20% 0.10% 0.01% NAIC 6 0.00% 0.00% 0.00% 0.05% 0.16% 0.05% 0.03% 0.04% Average NAIC 1.60 1.60 1.58 1.54 1.59 1.58 1.56 1.47 Investment Grade 94.93% 93.96% 94.35% 96.14% 94.75% 95.74% 95.31% 96.28% (1&2) Below Investment 5.07% 6.04% 5.65% 3.86% 5.25% 4.26% 4.69% 3.72% Grade CNO Financial Group | Investor Day | February 26, 2020 86

ALM Is a Core Discipline Mitigating Low Interest Rates Asset-Liability Durations (Year) Asset Duration Liability Duration 10.42 10.35 8.69 7.88 7.03 8.20 10.42 11.20 Bankers Life Washington National Colonial Penn Consolidated Invested assets form natural hedges vs. liabilities CNO Financial Group | Investor Day | February 26, 2020 87

Strong Credit Performance With Consistently Low Impairments Impairment charges¹ as % General Account are generally lower than peers (Basis Points) Peers: 7.3 10.8 Average: Peers: 5.7bps Peers: 7.0 CNO: 3.9bps 6.8 Peers: Peers: 6.3 9.4 Peers: 3.5 3.4 3.2 Peers: Note: Selected peers (“Peers”) include 4.1 Peers: 2.2 MetLife, Prudential, Globe Life, Genworth, 2.3 0.8 Principal, RGA, Lincoln, Unum 0.2 2013 2014 2015 2016 2017 2018 2019 Impairments ($mm) 8.4 8.2 15.6 26.6 2.0 0.5 5.4 1 General account assets excluding recaptured assets from termination of reinsurance agreements in September 2016 CNO Financial Group | Investor Day | February 26, 2020 88

Key 2020 Macro Themes: Quality Assets/Stable Income  Credit spread compression, such as A-BBB and BB-B Manage Risk Lower  Signs of deteriorating underwriting in multiple markets  Historically high asset valuations  Stronger growth trends Consumer Over Corporate  Less strain from geopolitical volatility  More structural protection, such as credit support, excess spread  Less event risk Local Over Global  Good municipal credit trends (with some risk from 2020 politics)  Coronavirus Impacts  A quality corporates  Selected Esoteric ABS Investment Opportunities  Highly Rated CLOs  Stabilized CRE Loans- Industrial, Multi-Family  B/CCC HY Corporates  Deep Cyclicals Sectors to Avoid  BBB/BB CLOs  Agency MBS CNO Financial Group | Investor Day | February 26, 2020 89

Financial Overview

Key Takeaways .Turning attention to generating operating efficiencies and managing expenses .Strong free cash flow and disciplined capital management to drive EPS growth .Disciplined stewardship of the balance sheet optimizing assets and enhancing shareholder value CNO Financial Group | Investor Day | February 26, 2020 91

New Reporting Framework Brings Increased Transparency (dollars in millions, except per-share amounts) 2019 Insurance product margin Annuity margin$ 249.7 • Balanced mix Health margin 350.6 • Diversification benefit Life margin 223.2 • Includes embedded investment income allocation Long-term care margin 57.7 Total insurance product margin 881.2 • Separates allocated expenses outside of Allocated expenses (543.0) insurance margin Income from insurance products 338.2 Fee income 23.5 • MA, BD/RIA, WBD, net of associated expenses Investment income not allocated to product lines 60.0 • Isolates investment volatility Expenses not allocated to product lines (53.4) • Largely corporate and other fixed costs Operating earnings before taxes 368.3 Income tax expense (78.3) Net operating income (1) $ 290.0 Per diluted share (1) $ 1.85 • $1.80 excluding significant items 1A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Investor Day | February 26, 2020 92

Strategic Initiatives Successfully Reinvigorating Growth; Momentum Continuing (dollars in millions) Life NAP Health NAP Consumer Division NAP $200.0 $200.0 $350.0 $300.0 $150.0 $150.0 $250.0 $200.0 $100.0 $100.0 $150.0 $50.0 $50.0 $100.0 $50.0 $- $- $- 2017 2018 2019 2017 2018 2019 2018 2019 Life Health LTC Annuity Collected Premiums LTC NAP Worksite Division NAP $1,500.0 $30.0 $60.0 $25.0 $50.0 $1,000.0 $20.0 $40.0 $15.0 $30.0 $500.0 $10.0 $20.0 $5.0 $10.0 $- $- $- 2017 2018 2019 2017 2018 2019 2018 2019 Life Health CNO Financial Group | Investor Day | February 26, 2020 93

Expansion in Insurance Product Margin (dollars in millions) 2019 Insurance Product Margin1 Insurance Product Margin1 $1,000.0 LTC 7% $800.0 Health $600.0 Annuity 39% 28% $400.0 $200.0 Life 26% 65% of Product $- Margin from Life / 2018 2019 Health protection Health Life Annuity Long-term care products 1Excluding significant items CNO Financial Group | Investor Day | February 26, 2020 94

Solid Contribution From Fee Income (dollars in millions) Fee Income $25.0 $20.0 . Medicare Advantage $15.0 . Broker Dealer / Registered Inv. Advisor $10.0 . Web Benefits Design $5.0 $- 2018 2019 $6.5 million of the increase in 2019 reflects changes in the assumptions used to estimate revenues and expenses on sales of third-party Medicare Advantage policies. CNO Financial Group | Investor Day | February 26, 2020 95

Offsetting Increased Regulatory Burdens With Aggressive Expense Management (dollars in millions) Adding Expense Reducing Expense . New reporting requirements – LDTI . Aggressively managing expenses . New compliance requirements – CA . IT partnership and reorganization Consumer Privacy Act . Organizational transformation . Cost of managing cyber security . Other cost savings initiatives . Growth initiatives $9.2 million spent on Allocated Expenses Allocated Expenses mandatory items in 2018 $300.0 +6.3% +2.2% Decelerating expense $600.0 growth in 2H19 $250.0 $500.0 $200.0 $400.0 $150.0 $300.0 $19.6 million spent on $100.0 $200.0 mandatory items in 2019 $50.0 $100.0 $- $- 1H18 1H19 2H18 2H19 2018 2019 CNO Financial Group | Investor Day | February 26, 2020 96

Non-Allocated Expenses Trending Down (dollars in millions) Expenses Not Allocated1 $45.0 -7.5% -11.9% $40.0 . Public company expenses $35.0 $30.0 . Board-related costs $25.0 . Portion of executive compensation $20.0 . Strategic consulting $15.0 . Certain legal expenses $10.0 $5.0 $- 1H18 1H19 2H18 2H19 1Adjusted to exclude $20 million of the net favorable impact from legal and regulatory matters in 2H19. CNO Financial Group | Investor Day | February 26, 2020 97

Lower Earned Rates Drove Lower 2019 Net Investment Income (dollars in millions) Investment Income Allocated Investment Income Not to Product Lines Allocated to Product Lines1 Net Investment Income1 $1,200.0 $1,200.0 $1,200.0 $1,000.0 $1,000.0 $1,000.0 $800.0 $800.0 $800.0 $600.0 $600.0 $600.0 $400.0 $400.0 $400.0 $200.0 $200.0 $200.0 $- $- $- 2018 2019 2018 2019 2018 2019 Annuity Health Life LTC 1Excluding significant items CNO Financial Group | Investor Day | February 26, 2020 98

2019 Sales Growth, Margin Growth & Higher Fee Income Mitigate Expense and NII Impacts (dollars in millions) *Adjusted to exclude significant items and the earnings from the ceded LTC block. CNO Financial Group | Investor Day | February 26, 2020 99

Freeing Up $125 Million of Capital From Reducing Target RBC Reduced target consolidated RBC to 375-400% from 400-425% Maintain minimum holding company liquidity of $150 million Maintain leverage of 22-25% Remain committed to investment grade credit rating CNO Financial Group | Investor Day | February 26, 2020 100

Strong Free Cash Flow Generation and Conversion (dollars in millions) Holding Company Cash Flow, Excluding Capital Transactions and Acquisitions1 2018 2019 Net Operating Income2 $ 303.1 $ 290.0 Holding Company Sources of Cash $ 427.6 $ 404.2 Excess Cash Flow to Holding Company $ 273.6 $ 287.4 Free Cash Flow Conversion 90% 99% Capital Required to Support New Business ----------- $30 -- $50 ----------- Excess Cash Before Capital Required to Support New Business $300 - $350 1Cash flows exclude capital contributions to insurance subsidiaries, acquisitions, dividend payments, stock repurchases, and financing transactions. See Appendix for a reconciliation to change in Holding Company cash and investments. 2A non-GAAP measure. See Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Investor Day | February 26, 2020 101

Disciplined & Opportunistic Approach To Capital Allocation Strategy (dollars in millions) Capital Return / As % of Market Organic investments to sustain Capitalization 13.0% and grow the core businesses $350.0 14.0% $300.0 12.0% 6.8% $250.0 10.0% 4.0% $200.0 8.0% Return capital to shareholders $150.0 6.0% . Dividend payout ratio targeted at 20-25% $100.0 4.0% . $532 million left as of 12/31/19 under $50.0 2.0% $- 0.0% current repurchase authorization 2017 2018 2019 Dividends Share Repurchases Opportunistic transactions Annualized Return as % of Market Cap (1) . Highly selective M&A to expand product offerings or enhance distribution Since 2017, returned $700 million or 25% of current market capitalization 1As of beginning of calendar year CNO Financial Group | Investor Day | February 26, 2020 102

Maximizing Value of Tax Assets (dollars in millions) NOL Deferred Tax Assets . 2019 tax strategy enables full use of expiring NOLs ($900 million) $532 . Drove a $1.29 increase in book value per share excluding AOCI at year-end 2019 Life $110 . $0.5 billion of remaining Life1 NOLs translating to $110 Non-Life $422 million in DTAs . $2.0 billion of remaining Non-life2 NOLs translating to $422 million in DTAs . Total estimated economic value of NOLs of $406 million @ 10% discount rate (~$2.71 on per share basis) 1Expected to offset 80% of life taxable income until fully utilized in 2021. 2Expected to offset 100% of non-life taxable income and 35% of remaining life taxable income not offset by life NOLs through 2023. Expected to be fully utilized in 2029. CNO Financial Group | Investor Day | February 26, 2020 103

Balance Sheet Strength Evident in Modest Impact from Annual Review . $10 million unfavorable interest sensitive unlocking in 2019 driven by lower earned rates . Margins have increased each year for past seven years . LRT margins healthy across our products – 2019 margins increased due to profitable new business – LTC margin increased with favorable impact for new business offsetting impact of lower earned rates • Conservative assumptions include no morbidity/mortality improvement, no rate increases unless approved – Ultimate new money rate lowered to target a 4% 10-year Treasury rate – Sensitivity tests demonstrate limited exposure to future impacts CNO Financial Group | Investor Day | February 26, 2020 104

2020 Outlook . Earnings per share up 9-11%, benefiting from share repurchases . Capacity for $75 million of share repurchases per quarter, absent compelling alternatives . Net free cash flow of $330-380 million . Earnings flat to slightly up, reflecting: – Continued growth in sales, insurance product margin and fee income – Decrease in expenses – Decrease in net investment income, assuming continuation of current interest rate environment CNO Financial Group | Investor Day | February 26, 2020 105

Closing

Delivering On Our Commitments Maximize Turnaround / De-risking Pivot to Growth Profitability Pre 2017 2017-2019 2020 and Beyond  Reinsured life block (2009)  Completed Senior Leadership  Customer-centric business  Recapitalized company (2012) additions realignment  Initiated dividend (2012)  Reinsured LTC block  Omnichannel delivery model  Sold Legacy Life Insurance Block  Achieved investment grade  Enhance growth and margin profile (2014) credit ratings  Maximize distributable cash flow  Migrated ratings upwards–within non-  Up-in-quality portfolio repositioning  Accelerate pace of capital deployment investment grade ratings classes  Sustainable momentum in recruiting  Reduced risk and volatility and sales  Leverage technology CNO Financial Group | Investor Day | February 26, 2020 107

Valuation Considerations

Illustrative Peer Set

Traditional Protection-Oriented Insurance Peers

PRIMERICA 2020 P/E: 14.5 x	Globe Life 2020 P/E: 15.5 x	Gerber Life Insurance Purchase Price: $1.6bn
FBL Financial Group, Inc. 2020 P/E: 12.2 x	Aflac. 2020 P/E: 11.6 x	

Pure Distribution Peers

eHealth 2020 P/E: 41.6 x	TRANZACT Purchase Price: $1.2bn[1]
ASSURANCE Purchase Price: $2.4bn[1]	

CNO's Positioning

~90%
Earnings via controlled distribution

~65%
Underwriting margin from Life / Health protection products

~99%
Free cash flow conversion in 2019

~2.4 million
Unique annual visits to our direct to consumer platform

6
Consecutive quarters of double-digit growth in our Worksite division

Sources: Company filings, Capiq, market data as of 20-Feb-2020.
[1]Excludes earnout

CNO Financial Group | Investor Day | February 26, 2020

CNO FINANCIAL GROUP
108

Q&A

Appendix

Gary C. Bhojwani Chief Executive Officer Gary C. Bhojwani became chief executive officer of CNO was president of Commercial Business, Fireman's Fund Financial Group on January 1, 2018. He was elected a Insurance Company from 2004 to 2007. Bhojwani was director of CNO Financial in May 2017 and serves as a chief executive officer of Lincoln General Insurance member of the Executive and Investment Committees. Company from 2002 to 2004, founder and chief executive officer of Avalon Risk Management from 1998 Bhojwani previously served as president of CNO to 2002 and president, Trade Insurance Services from Financial from April 2016 through December 2017. 1995 to 1997. Prior to joining CNO, Bhojwani was a member of the He holds a Bachelor of Science degree in actuarial Board of Management of Allianz SE from 2012 to 2015. science from the University of Illinois and a Master of He was chief executive officer of Allianz Life Insurance Business Administration, with dual concentrations in Company of North America from 2007 through 2012, and finance and marketing, from the University of Chicago. CNO Financial Group | Investor Day | February 26, 2020 112

Rocco Tarasi Chief Marketing Officer Rocco Tarasi was named chief marketing officer for CNO with both publicly-traded and private firms and was a Financial Group in March 2019. In this role he leads successful technology entrepreneur. CNO's enterprise marketing and communications. Tarasi earned a bachelor’s degree in finance and Tarasi previously served as vice president of finance and accounting from the University of Pennsylvania’s operations for Bankers Life where he led sales Wharton School of Business. He serves as a member of operations, planning, agent recruiting and financial the board of directors for the Better Business Bureau of reporting since joining the company in 2017. Chicago & Northern Illinois. Prior to CNO, he held executive leaderships positions in finance, corporate development, strategy and operations CNO Financial Group | Investor Day | February 26, 2020 113

Scott Goldberg President, Consumer Division Scott Goldberg was named president, consumer division Prior to joining CNO, Goldberg worked in strategy, of CNO Financial Group in January 2020, and is consulting and business development roles for CNA responsible for sales and operations of the company’s Financial, Lante Corporation, and Accenture. He began individual consumer business. his career in the audit and business advisory practice of Arthur Andersen. Goldberg previously served as president of CNO’s Bankers Life segment from September 2013 to January Goldberg earned a Bachelor of Science degree in 2020. Since joining CNO in 2004, he has held several finance with honors from the University of Illinois and a senior leadership positions with the company, including Master of Business Administration with distinction from senior vice president of enterprise strategic planning. He the Ross School of Business at the University of also served as vice president of strategy and marketing Michigan. He is a Certified Public Accountant. and as territory vice president of sales for Bankers Life. CNO Financial Group | Investor Day | February 26, 2020 114

Mike Heard President, Worksite Division Mike Heard was named president, worksite division of positions, including as senior vice president, business CNO Financial Group in January 2020, and is strategy and product support, and has held a variety of responsible for sales and operations of the company’s claims, service and operations roles for GE Financial. He worksite business. has more than 25 years of operations and technology experience and 20 years in the financial services Heard previously served as president of CNO’s industry. Washington National segment from April 2017 to January 2020. Heard joined CNO in 2013 as senior vice Heard earned both Master of Science and Bachelor of president of enterprise operations. Science degrees in industrial engineering from Purdue University. He is a fellow of the Life Management Prior to joining CNO, Heard spent sixteen years at GE Institute and a six-sigma master black belt. Financial & Genworth Financial in senior leadership CNO Financial Group | Investor Day | February 26, 2020 115

Karen DeToro Chief Actuary Karen DeToro was named chief actuary of CNO held risk management consulting and actuarial roles at Financial Group in September 2019. Deloitte, Allstate Financial and Ernst & Young. Prior to joining CNO, DeToro held executive leadership DeToro earned her bachelor’s degree in mathematics positions at New York Life in finance operations, product and English literature from Butler University and a development, underwriting, strategy, and governance Master of Business Administration with a concentration from 2013 to 2019, including serving as vice president in finance, managerial economics, strategy and and chief actuary of New York Life Direct. organizational behavior from the Kellogg Graduate School of Management at Northwestern University. She was a principal at Deloitte Consulting and served as practice leader for its Insurance ERM and Actuarial She is a Fellow of the Society of Actuaries (FSA) and a Transformation group from 2011 to 2013. DeToro also Member of the American Academy of Actuaries (MAAA). CNO Financial Group | Investor Day | February 26, 2020 116

Eric Johnson Chief Investment Officer and President, 40|86 Advisors, Inc. Eric Johnson was appointed chief investment officer of From 1983 to 1987, Johnson worked with Manufacturers CNO Financial Group and president of 40|86 Advisors, Hanover Trust Company as an assistant vice president. Inc. in September 2003. Johnson joined CNO in 1997 In that role, he was involved in various credit-related and has served as an officer of the company since 1998. assignments including the Merchant Banking Group. Johnson graduated cum laude with a bachelor's degree Johnson has more than 20 years of experience in the in American history from Harvard University. financial services and investment field. Before joining CNO, Johnson served as senior vice president for He is on the boards of the Greater Indianapolis Progress National Westminster Bank, a division of The Royal Committee and The Julian Center, is chairman of the Bank of Scotland Group. In that position, he was Central Indiana Advisory Committee of the Jefferson responsible for management of various proprietary fixed- Awards for Public Service, and is treasurer and a board income investment activities. member of the Harvard Club of Indiana. CNO Financial Group | Investor Day | February 26, 2020 117

Paul McDonough Chief Financial Officer Paul McDonough was named chief financial officer for assistant treasurer from 1999 to 2001. He worked in CNO Financial Group in March 2019. strategic planning and finance at Sears and Chevron, and proudly served as an officer in the U.S. Navy and McDonough has nearly thirty years of public company Navy Reserve for six years. finance and twenty years of insurance industry expertise. Prior to joining CNO, he was executive vice president McDonough earned a bachelor’s degree in government and chief financial officer of OneBeacon Insurance from Georgetown University and a Master of Business Group from 2005 to 2017. Administration with a concentration in finance and accounting from the Kellogg Graduate School of Previously, McDonough was chief financial officer at BJ’s Management at Northwestern University. Wholesale Club in 2005 and held treasury roles at The St. Paul Companies, as treasurer from 2001 to 2004 and CNO Financial Group | Investor Day | February 26, 2020 118

Free Cash Flow Components ($ Millions) Holding Company Cash Flow, Excluding Capital Transactions and Acquisitions(1) Consistently profitable operating subsidiaries provide strong dividend capacity Cash flows from fees and interest that are substantially more than interest expense and Holding Company expenses (1) Cash flows exclude capital contributions to insurance subsidiaries, acquisitions, dividend payments, stock repurchases, and financing transactions. See Appendix for a reconciliation to change in Holding Company cash and investments. (2) A non-GAAP measure. See Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Investor Day | February 26, 2020 119

Holding Company Cash Flow ($ Millions) 2018 2019 Holding Company Cash Flows, Excluding Capital Transactions (1) Dividends from Insurance Subsidiaries$ 224.9 $ 194.3 Management and Investment Fees 108.9 115.5 Surplus Debenture Interest 58.2 59.9 Earnings on Corporate Investments 14.6 13.6 Other 21.0 20.9 Holding Company Sources of Cash, Excluding Capital Transactions 427.6 404.2 Holding Company Expenses and Other (83.2) (74.3) Tax (Payments) Refunds (26.0) 5.8 Interest Expense (44.8) (48.3) Cash Flow to Holding Company, Excluding Capital Transactions 273.6 287.4 Contributions to Insurance Subsidiaries (265.0) - Share Repurchases (101.9) (250.5) Dividend Payments to Stockholders (64.8) (66.9) Refinancing Transactions, Net of Related Expenses - 64.9 Acquisition of Web Benefits Design Corp. - (68.8) Net Change in Holding Company Cash (158.1) (33.9) Non-Cash Changes in Investment Balances (18.1) 0.2 Cash and Investments, Beginning of Period 396.6 220.4 Cash and Investments, End of Period $ 220.4 $ 186.7 (1) Cash flows exclude share repurchases, capital contributions to insurance subsidiaries, dividend payments and refinancing and acquisition transactions. CNO Financial Group | Investor Day | February 26, 2020 120

FASB Long-Duration Targeted Improvements . Effective January 1, 2022 . Improves the timeliness of recognizing changes in assumptions . Recognized through earnings on a retrospective basis . Requires discount rate assumptions to be updated every period; impact reported through other comprehensive income . Simplifies DAC amortization and eliminates impairment testing . Adds significant new disclosures . No impact to statutory earnings or lifetime economics . CNO has minimal exposure to market risk benefits CNO Financial Group | Investor Day | February 26, 2020 121

1Q18 Significant Items

($ Millions except per-share amounts)

The table below summarizes the financial impact of significant items on our 1Q18 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended March 31, 2018		
	Actual results	Significant items	Excluding significant items
Insurance product margin			
Annuity margin	$ 53.2	$ 1.1 (1)	$ 54.3
Health margin	89.3	-	89.3
Life margin	48.3	-	48.3
Long-term care margin	13.4	(0.8) (2)	12.6
Total insurance product margin	204.2	0.3	204.5
Allocated expenses	(125.1)	-	(125.1)
Income from insurance products	79.1	0.3	79.4
Ceded long-term care block	12.0	(1.5) (3)	10.5
Fee income	1.1	-	1.1
Investment income not allocated to product lines	21.8	-	21.8
Expenses not allocated to product lines	(19.1)	-	(19.1)
Operating earnings before taxes	94.9	(1.2)	93.7
Income tax expense on operating income	(21.0)	0.3	(20.7)
Net operating income (4)	$ 73.9	$ (0.9)	$ 73.0
Net operating income per diluted share (4)	$ 0.44	$ (0.01)	$ 0.43

(1) The annuity margin was impacted by a $1.1 million out-of-period adjustment which increased reserves on a closed block of payout annuities.
(2) The long-term care margin included the $0.8 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.
(3) The ceded long-term care block included the $1.5 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.
(4) A non-GAAP measure. Reconciliations to the corresponding GAAP measure have been provided in an exhibit to the Current Report on Form 8-K reporting earnings for the respective quarter end.

CNO Financial Group | Investor Day | February 26, 2020

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4Q18 Significant Items

($ Millions except per-share amounts)

The table below summarizes the financial impact of significant items on our 4Q18 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended December 31, 2018		
	Actual results	Significant items	Excluding significant items
Insurance product margin			
Annuity margin	$ 53.9	$ 3.1 (1)	$ 57.0
Health margin	88.2	-	88.2
Life margin	62.1	(2.2) (1)	59.9
Long-term care margin	11.9	-	11.9
Total insurance product margin	216.1	0.9	217.0
Allocated expenses	(139.8)	-	(139.8)
Income from insurance products	76.3	0.9	77.2
Fee income	2.8	-	2.8
Investment income not allocated to product lines	10.7	14.4 (2)	25.1
Expenses not allocated to product lines	(16.6)	-	(16.6)
Operating earnings before taxes	73.2	15.3	88.5
Income tax expense on operating income	(13.4)	(0.2)	(13.6)
Net operating income (3)	$ 59.8	$ 15.1	$ 74.9
Net operating income per diluted share (3)	$ 0.36	$ 0.09	$ 0.45

(1) Adjustments arising from our comprehensive annual actuarial review of assumptions.

(2) $14.4 million unfavorable impact of current market conditions on the value of investments backing our Company-owned life insurance (COLI) used as a vehicle to fund an agent deferred compensation plan. Changes in the value of COLI investments are not subject to income taxes.

(3) A non-GAAP measure. Reconciliations to the corresponding GAAP measure have been provided in an exhibit to the Current Report on Form 8-K reporting earnings for the respective quarter end.

CNO Financial Group | Investor Day | February 26, 2020

CNO FINANCIAL GROUP

123

4Q19 Significant Items

($ Millions except per-share amounts)

The table below summarizes the financial impact of significant items on our 4Q19 and full year 2019 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended December 31, 2019			Year ended December 31, 2019		
	Actual results	Significant items	Excluding significant items	Actual results	Significant items	Excluding significant items
Insurance product margin						
Annuity margin	$ 66.2	$ 0.3 (1)	$ 66.5	$ 249.7	$ 0.3 (1)	$ 250.0
Health margin	88.1	-	88.1	350.6	-	350.6
Life margin	53.3	9.7 (1)	63.0	223.2	9.7 (1)	232.9
Long-term care margin	16.0	-	16.0	57.7	-	57.7
Total insurance product margin	223.6	10.0	233.6	881.2	10.0	891.2
Allocated expenses	(140.6)	-	(140.6)	(543.0)	-	(543.0)
Income from insurance products	83.0	10.0	93.0	338.2	10.0	348.2
Fee income	11.7	-	11.7	23.5	-	23.5
Investment income not allocated to product lines	2.8	-	2.8	60.0	-	60.0
Expenses not allocated to product lines	2.8	(20.0) (2)	(17.2)	(53.4)	(20.0) (2)	(73.4)
Operating earnings before taxes	100.3	(10.0)	90.3	368.3	(10.0)	358.3
Income tax expense on operating income	(21.7)	2.1	(19.6)	(78.3)	2.1	(76.2)
Net operating income (3)	$ 78.6	$ (7.9)	$ 70.7	$ 290.0	$ (7.9)	$ 282.1
Net operating income per diluted share (3)	$ 0.52	$ (0.05)	$ 0.47	$ 1.85	$ (0.05)	$ 1.80

(1) Adjustments arising from our comprehensive annual actuarial review of assumptions.
(2) $20.0 million of the net favorable impact from legal and regulatory matters.
(3) A non-GAAP measure. Reconciliations to the corresponding GAAP measure have been provided in an exhibit to the Current Report on Form 8-K reporting earnings for the respective quarter end.

CNO Financial Group | Investor Day | February 26, 2020

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Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales and impairments, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, loss related to reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. CNO Financial Group | Investor Day | February 26, 2020 125

Information Related to Certain Non-GAAP Financial Measures ($ Millions) A reconciliation of net operating income to net income applicable to common stock is as follows: 2018 2019 Insurance product margin: Annuity margin$ 232.4 $ 249.7 Health margin 354.6 350.6 Life margin 232.3 223.2 Long-term care margin 46.5 57.7 Total insurance product margin 865.8 881.2 Allocated expenses (521.1) (543.0) Income from insurance products 344.7 338.2 Ceded long-term care block 19.5 - Fee income 10.5 23.5 Investment income not allocated to product lines 87.8 60.0 Expenses not allocated to product lines (81.3) (53.4) Operating earnings before taxes 381.2 368.3 Income tax expense on operating income (78.1) (78.3) Net operating income 303.1 290.0 Net realized investment gains (losses) from sales and impairments, net of related amortization 37.9 2.1 Net change in market value of investments recognized in earnings (48.8) 25.5 Fair value changes in embedded derivative liabilities, net of related amortization 55.5 (81.4) Fair value changes related to agent deferred compensation plan 11.9 (20.4) Loss related to reinsurance transaction (704.2) - Loss on extinguishment of debt - (7.3) Other 1.7 (12.6) Non-operating income (loss) before taxes (646.0) (94.1) Income tax expense (benefit): On non-operating income (loss) (135.7) (19.8) Valuation allowance for deferred tax assets and other tax items 107.8 (193.7) Net non-operating income (loss) (618.1) 119.4 Net income (loss)$ (315.0) $ 409.4 CNO Financial Group | Investor Day | February 26, 2020 126

Information Related to Certain Non-GAAP Financial Measures ($ Millions except per-share amounts) A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: 2018 2019 Net income (loss) applicable to common stock $(315.0) $ 409.4 Non-operating items: Net realized investment gains (losses) from sales and impairments, net of related amortization (37.9) (2.1) Net change in market value of investments recognized in earnings 48.8 (25.5) Fair value changes in embedded derivative liabilities, net of related amortization (55.5) 81.4 Fair value changes related to agent deferred compensation plan (11.9) 20.4 Loss on extinguishment of debt - 7.3 Loss related to reinsurance transaction 704.2 - Other (1.7) 12.6 Non-operating (income) loss before taxes 646.0 94.1 Income tax expense (benefit): On non-operating income (loss) 135.7 19.8 Valuation allowance for deferred tax assets and other tax items (107.8) 193.7 Net non-operating income (loss) 618.1 (119.4) Net operating income (a non-GAAP financial measure) $ 303.1 $ 290.0 Per diluted share: Net income (loss) $ (1.90) $ 2.61 Net realized investment (gains) losses from sales and impairments (net of related amortization and taxes) (0.18) (0.01) Net change in market value of investments recognized in earnings (net of taxes) 0.23 (0.13) Fair value changes in emvedded derivative liabilities (net of related amortization and taxes) (0.27) 0.41 Fair value changes related to agent deferred compensation plan (net of taxes) (0.06) 0.10 Loss on extinguishment of debt - 0.04 Loss related to reinsurance transaction 4.00 - Valuation allowance for deferred tax assets and other tax items 0.02 (1.23) Other (0.01) 0.06 Net operating income (a non-GAAP financial measure) $ 1.83 $ 1.85 CNO Financial Group | Investor Day | February 26, 2020 127

Information Related to Certain Non-GAAP Financial Measures ($ Millions except per-share amounts and shares in thousands) A reconciliation of operating income and shares used to calculated basic and diluted operating earnings per share is as follows: 2018 (a) 2019 Operating income$ 303.1 $ 290.0 Weighted average shares outstanding for basic earnings per share 165,457 156,040 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units - 1,108 Weighted average shares outstanding for diluted earnings per share 165,457 157,148 Net operating income per diluted share$ 1.83 $ 1.85 (a) Equivalent common shares of 2,104 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 2018. CNO Financial Group | Investor Day | February 26, 2020 128

Worksite Division Footnotes, Slide 45 1https://data.bls.gov/timeseries/LNS12300000: Labor Force Statistics from the Current Population Survey, January 30, 2020. 2Willis Towers Watson, Employees are more likely to stay with their employers when offered a group benefit marketplace, https://www.willistowerswatson.com/en-US/insights/2018/08/employee-and-employer-satisfaction-with- group-benefit-marketplaces-survey-results, August 2018. 3CNBC, This is the real reason most Americans file for bankruptcy, https://www.cnbc.com/2019/02/11/this-is-the-real- reason-most-americans-file-for-bankruptcy.html, 2019. 4Duke University, Out-of-Pocket Costs, Financial Distress, and Underinsurance in Cancer Care, Retrieved from Guide Star, https://www.guidestar.org/profile/41-1990883, January 24, 2019. 5National Safety Council, Injury Facts, https://injuryfacts.ncs.org/all-injuries/overview/, 2019. 6American Heart Association, Heart Disease and Stroke Statistics – 2019 Update: A Report from the American Heart Association, 2019, p. e416, e282. 7Lifecare, The Secrets to Better Benefits Utilization & ROI, https://www.lifecare.com/2019/01/the-secrets-to-better- benefits-utilization-roi/, January 2019. CNO Financial Group | Investor Day | February 26, 2020 129